UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.)

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Filed by a Party other than the Registrant    ☐

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☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

Surge Components, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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SURGE COMPONENTS, INC.
  95 East Jefryn Blvd.
  Deer Park, New York 11729

August 23, 2012

Dear Stockholders:

It is our pleasure to invite you to the 2012 Annual Meeting of Stockholders of Surge Components, Inc. We will hold the meeting on Thursday, September 13, 2012, at our offices located at 95 E. Jefryn Blvd., Deer Park, NY 11729 at 10:00 a.m., local time.

Details regarding admission to the meeting and the business to be conducted at the meeting are more fully described in the accompanying Notice of Annual Meeting of Stockholders and proxy statement.

We hope you will be able to attend the annual meeting. Whether or not you plan to attend the annual meeting, please promptly sign, date and return the enclosed proxy card or voting instruction card in the envelope provided, or submit your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card.

Thank you for your ongoing support of and continued interest in Surge Components.

Sincerely,

/s/ Ira Levy
Chief Executive Officer, President and Director

SURGE COMPONENTS, INC.
95 East Jefryn Blvd.
Deer Park, New York 11729

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON SEPTEMBER 13, 2012

To our Stockholders:

Notice is hereby given that the 2012 annual meeting of the stockholders of Surge Components, Inc. will be held on Thursday, September 13, 2012, at our offices located at 95 E. Jefryn Blvd., Deer Park, NY 11729, at 10:00 a.m., local time. At the annual meeting or any postponement, adjournment or delay thereof (the “2012 Annual Meeting”), you will be asked to consider and vote upon the following proposals:

1.	to elect two directors to serve until the 2015 Annual Meeting of Stockholders and until their successors are duly elected and qualify;

2.	to ratify the appointment of Seligson & Giannattasio, LLP as our independent registered public accounting firm for the fiscal year ending November 30, 2012; and

3.	to transact such other business as may properly come before the 2012 Annual Meeting or any adjournment or postponement thereof.

Only stockholders of record at the close of business on August 13, 2012 are entitled to notice of, and to vote at, the 2012 Annual Meeting.

In the election of directors, each director receiving a plurality of affirmative “FOR” votes will be elected. The proposal to ratify the appointment of Seligson & Giannattasio, LLP as our independent registered public accounting firm for the fiscal year ending November 30, 2012 requires the affirmative “FOR” votes of a majority of the votes cast on the matter.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES TO THE BOARD AND “FOR” THE RATIFICATION OF THE APPOINTMENT OF SELIGSON & GIANNATTASIO, LLP, AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING NOVEMBER 30, 2012.

Your vote is extremely important, regardless of the number of shares you own. Whether or not you plan to attend the 2012 Annual Meeting, we ask that you promptly sign, date and return the enclosed proxy card or voting instruction card in the envelope provided, or submit your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card.

The proxy statement accompanying this notice provides a more complete description of the business to be conducted at the 2012 Annual Meeting. We encourage you to read the proxy statement carefully and in its entirety.

By order of the Board of Directors,

/s/ Ira Levy
Chief Executive Officer, President and Director

This Notice of Annual Meeting of Stockholders, proxy statement and form of proxy are first being mailed to stockholders on or about August 23, 2012.

Important Notice Regarding the Availability of Proxy Materials for the
Surge Components, Inc. 2012 Annual Meeting of Stockholders to be Held on September 13, 2012

The Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended November 30, 2011 are available at the Investor Relations portion of our website at http://www.surgecomponents.com.

SURGE COMPONENTS, INC.

PROXY STATEMENT

This proxy statement (the “Proxy Statement”) is furnished by the Board of Directors of Surge Components, Inc. (the “Board”) in connection with the solicitation of proxies for use at the 2012 Annual Meeting of Stockholders (the “2012 Annual Meeting”) to be held at our offices located at 95 E. Jefryn Blvd., Deer Park, NY 11729, on Thursday, September 13, 2012, at 10:00 a.m., local time, and any adjournments thereof. This Proxy Statement, along with a Notice of Annual Meeting of Stockholders and either a proxy card or a voting instruction card, are being mailed to stockholders beginning on or about August 23, 2012.

Unless the context otherwise requires, in this Proxy Statement, we use the terms “Surge,” “we,” “our,” “us” and “the Company” to refer to Surge Components, Inc.

QUESTIONS AND ANSWERS ABOUT
THE PROXY MATERIALS AND THE ANNUAL MEETING

Q:	Why did I receive this Proxy Statement?

A:
The Board is soliciting your proxy to vote at the 2012 Annual Meeting because you were a stockholder at the close of business on August 13, 2012, the record date, and are entitled to vote at the 2012 Annual Meeting.

This Proxy Statement summarizes the information you need to know to vote at the 2012 Annual Meeting. You do not need to attend the 2012 Annual Meeting to vote your shares.

Q:	What information is contained in this Proxy Statement?

A:
The information in this Proxy Statement relates to the proposals to be voted on at the 2012 Annual Meeting, the voting process, the Board and Board committees, the compensation of directors and certain executive officers, and certain other required information.

Q:	What should I do if I receive more than one set of voting materials?

A:
You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a stockholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive.

Q:	How may I obtain an additional set of proxy materials?

A:
All stockholders may contact us at the following address and phone number to request an additional copy of these materials:

Surge Components, Inc.
95 East Jefryn Blvd.
Deer Park, New York 11729
Attention: Corporate Secretary
(631) 595-1818

Q:	What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A:
If your shares are registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, you are considered, with respect to those shares, the “stockholder of record.” If you are a stockholder of record, we sent this Proxy Statement and a proxy card directly to you.

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in “street name.” If you hold shares in street name, this Proxy Statement has been forwarded to you by your broker, bank or other nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or other nominee how to vote your shares by using the voting instruction card included in the mailing or by following their instructions for voting by telephone or the Internet, if they offer that alternative. As a beneficial owner is not a stockholder of record, you may not vote these shares in person at the meeting unless you obtain a “legal proxy” from the bank, broker or other nominee that holds your shares, giving you the right to vote the shares at the 2012 Annual Meeting.

Q:	What am I voting on at the 2012 Annual Meeting?

A:	You are voting on the following proposals:

•	to elect two directors to serve until the 2015 Annual Meeting of Stockholders and until their successors are duly elected and qualify;

•	to ratify the appointment of Seligson & Giannattasio, LLP as our independent registered public accounting firm for the fiscal year ending November 30, 2012; and

•	to consider such other business as may properly come before the 2012 Annual Meeting or any adjournments thereof.

The Board recommends a vote “FOR” the election of each of the nominees to the Board and “FOR” the ratification of the appointment of Seligson & Giannattasio, LLP as our independent registered public accounting firm for the fiscal year ending November 30, 2012.

Q:	How do I vote?

A:	You may vote using any of the following methods:

•	Proxy card or voting instruction card. Be sure to complete, sign and date the card and return it in the prepaid envelope.

•
By telephone or over the Internet. This is allowed if you hold shares in street name and your bank, broker or other nominee offers those alternatives. Although most banks, brokers and other nominees offer telephone and Internet voting, availability and specific procedures vary.

•
In person at the 2012 Annual Meeting. All stockholders may vote in person at the 2012 Annual Meeting. You may also be represented by another person at the 2012 Annual Meeting by executing a proper proxy designating that person. If you hold shares in street name, you must obtain a legal proxy from your bank, broker or other nominee and present it to the inspector of election with your ballot when you vote at the 2012 Annual Meeting.

Q:	What can I do if I change my mind after I vote my shares?

A:	If you are a stockholder of record, you may revoke your proxy at any time before it is voted at the 2012 Annual Meeting by:

•	sending written notice of revocation to the Corporate Secretary of Surge;

•	submitting a new, proper proxy dated later than the date of the revoked proxy; or

•	attending the 2012 Annual Meeting and voting in person.

If you are a beneficial owner of shares, you may submit new voting instructions by contacting your bank, broker or other nominee. You may also vote in person at the 2012 Annual Meeting if you obtain a legal proxy as described in the answer to the previous question. Attendance at the 2012 Annual Meeting will not, by itself, revoke a proxy.

Q:	What if I return a signed proxy card, but do not vote for some of the matters listed on the proxy card?

A:
If you return a signed proxy card without indicating your vote, your shares will be voted in accordance with the Board’s recommendations as follows: “FOR” the election of each of the nominees to the Board; and “FOR” the ratification of the appointment of Seligson & Giannattasio, LLP as our independent registered public accounting firm for the fiscal year ending November 30, 2012.

Q:	Can my broker vote my shares for me on the election of directors?

A:
No. Brokers may not use discretionary authority to vote shares on the election of directors if they have not received instructions from their clients. Please vote your proxy so your vote can be counted.

Q:	Can my shares be voted if I do not return my proxy card or voting instruction card and do not attend the 2012 Annual Meeting?

A:
If you do not vote your shares held of record (registered directly in your name, not in the name of a bank or broker), your shares will not be voted.

If you do not vote your shares held beneficially in street name with a broker, your broker will not be authorized to vote on certain items being put to a vote, including the election of directors. If your broker is not able to vote your shares, they will constitute “broker non-votes,” which are counted for the purposes of determining the presence of a quorum, but otherwise do not affect the outcome of any matter being voted on at a stockholder meeting.

Q:	What are the voting requirements to approve each of the proposals?

A:
In the election of directors, each director receiving a plurality of affirmative “FOR” votes will be elected. You may withhold votes from any or all nominees.

The proposal to ratify the appointment of Seligson & Giannattasio, LLP as our independent registered public accounting firm for the fiscal year ending November 30, 2012 requires the affirmative “FOR” votes of a majority of the votes cast on the matter. Abstentions will not affect the outcome of the vote on the proposal.

If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.” Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. In tabulating the voting result for the election of directors, shares that constitute broker non-votes are not considered entitled to be voted on that proposal. As a result, the broker “non-vote” will have no effect on the outcome of that proposal, assuming that a quorum is present.

Q:	How many votes do I have?

A:
If you hold shares of common stock, you are entitled to one vote for each share of common stock that you hold. As of August 13, 2012, the record date, there were 9,114,625 shares of common stock outstanding.

Q:	Is cumulative voting permitted for the election of directors?

A:	We do not use cumulative voting for the election of directors.

Q:	What happens if a nominee for director does not stand for election?

A:
If for any reason any nominee does not stand for election, any proxies we receive will be voted in favor of the remaining nominees and may be voted for substitute nominees in place of those who do not stand. We have no reason to expect that any of the nominees will not stand for election.

Q:	What happens if additional matters are presented at the 2012 Annual Meeting?

A:
Other than the two items of business described in this Proxy Statement, we are not aware of any other business to be acted upon at the 2012 Annual Meeting. If you grant a proxy, the persons named as proxy holders, Ira Levy and Steven Lubman, will have the discretion to vote your shares on any additional matters properly presented for a vote at the 2012 Annual Meeting.

Q:	How many shares must be present or represented to conduct business at the 2012 Annual Meeting?

A:
A quorum will be present if at least a majority of the outstanding shares of our common stock entitled to vote is represented at the 2012 Annual Meeting, either in person or by proxy, totaling 4,557,313 shares.

Both abstentions and broker non-votes are counted for the purpose of determining the presence of a quorum.

Q:	How can I attend the 2012 Annual Meeting?

A:
You are entitled to attend the 2012 Annual Meeting only if you were a stockholder of Surge as of the close of business on August 13, 2012 or hold a valid proxy for the 2012 Annual Meeting. You should be prepared to present photo identification for admittance. In addition, if you are a stockholder of record, your ownership will be verified against the list of stockholders of record on the record date prior to being admitted. If you are not a stockholder of record but hold shares through a bank, broker or other nominee (i.e., in street name), you should be prepared to provide proof of beneficial ownership as of the record date, such as your most recent account statement prior to August 13, 2012, a copy of the voting instruction card provided to you by your bank, broker or other nominee, or similar evidence of ownership. If you do not provide photo identification or comply with the other procedures outlined above, you will not be admitted to the 2012 Annual Meeting.

The 2012 Annual Meeting will begin promptly on September 13, 2012, at our offices located at 95 E. Jefryn Blvd., Deer Park, NY 11729, at 10:00 a.m., local time. You should allow adequate time for the check-in procedures.

Q:	How can I vote my shares in person at the 2012 Annual Meeting?

A:
Shares held in your name as the stockholder of record may be voted in person at the 2012 Annual Meeting. Shares held beneficially in street name may be voted in person at the 2012 Annual Meeting only if you obtain a legal proxy from the bank, broker or other nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the 2012 Annual Meeting, we recommend that you also submit your proxy card or voting instruction card as described herein so your vote will be counted if you later decide not to attend the 2012 Annual Meeting.

Q:	What is the deadline for voting my shares?

A:
If you hold shares as the stockholder of record, your vote by proxy must be received before the polls close at the 2012 Annual Meeting.

If you hold shares beneficially in street name, please follow the voting instructions provided by your bank, broker or other nominee. You may vote your shares in person at the 2012 Annual Meeting only if at the 2012 Annual Meeting you provide a legal proxy obtained from your bank, broker or other nominee.

Q:	Is my vote confidential?

A:
Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within Surge or to third parties, except: (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, and (3) to facilitate a successful proxy solicitation. Occasionally, stockholders provide on their proxy card written comments, which are then forwarded to our management.

Q:	How are votes counted?

A:
For the election of directors, you may vote “FOR” all or some of the nominees or your vote may be “WITHHELD” with respect to one or more of the nominees. For the other items of business, you may vote “FOR,” “AGAINST” or “ABSTAIN.” If you elect to “ABSTAIN,” the abstention will be counted for the purpose of establishing a quorum, but otherwise will have no effect on the outcome of the vote.

Q:	Where can I find the voting results of the 2012 Annual Meeting?

A:	We intend to announce preliminary voting results at the 2012 Annual Meeting and publish final results in a Current Report on Form 8-K within four business days after the 2012 Annual Meeting.

Q:	Who will bear the cost of soliciting votes for the 2012 Annual Meeting?

A:
Surge is making this solicitation and will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our directors, officers and employees, who will not receive any additional compensation for such solicitation activities. Upon request, we will also reimburse brokerage houses and other custodians, nominees and fiduciaries for forwarding proxy and solicitation materials to stockholders.

Q:	How may I obtain Surge’s 2011 Annual Report on Form 10-K and other financial information?

A:
A copy of our 2011 Annual Report on Form 10-K (the “2011 Annual Report”) is being sent to stockholders along with this Proxy Statement. Stockholders may request an additional free copy of the 2011 Annual Report and other financial information by contacting us at:

Surge Components, Inc.
95 East Jefryn Blvd.
Deer Park, New York 11729
Attention: Corporate Secretary
(631) 595-1818

We will also furnish any exhibit to the 2011 Annual Report if specifically requested.

Alternatively, current and prospective investors can access the 2011 Annual Report at the Investor Relations portion of our website at http://www.surgecomponents.com. Our filings with the Securities and Exchange Commission (“SEC”) are also available free of charge at the SEC’s website at www.sec.gov.

Q:	What if I have questions for Surge’s transfer agent?

A:
Please contact our transfer agent, at the telephone number or address listed below, with questions concerning stock certificates, transfer of ownership or other matters pertaining to your stock account.

Continental Stock Transfer & Trust Company
17 Battery Place, 8th Floor
New York, NY 10004
Telephone: (212) 509-4000

Q:	Who can help answer my questions?

A:
If you have any questions about the 2012 Annual Meeting or how to vote or revoke your proxy, please contact us at:

Surge Components, Inc.
95 East Jefryn Blvd.
Deer Park, New York 11729
Attention: Corporate Secretary
Telephone: (631) 595-1818

PROPOSAL NO. 1: ELECTION OF DIRECTORS

Our board of directors is classified into the following three classes:

Director(s)	Class	Term Expires
Alan Plafker	Class B	Nominee in 2012 for term ending 2015
David Siegel	Class B	Nominee in 2012 for term ending 2015
Ira Levy	Class A	2013
Steven J. Lubman	Class A	2013
Lawrence Chariton	Class C	2014
Gary Jacobs	Class C	2014

At the Annual Meeting, stockholders will be asked to elect each of Alan Plafker and David Siegel as Class B directors, each to hold office until the 2015 Annual Meeting of Stockholders or until his successor is elected and qualified or until his earlier resignation or removal.

The Board has nominated each of Alan Plafker and David Siegel, who each currently serve as a director, to stand for reelection at the Annual Meeting. The enclosed proxy, if returned, and unless indicated to the contrary, will be voted for the election of each of Mr. Plafker and Mr. Siegel.

We have been advised by each of Mr. Plafker and Mr. Siegel that they are willing to be named as a nominee and each are willing to continue to serve as a director if elected. If some unexpected occurrence should make necessary, in the discretion of the Board, the substitution of some other person for the nominees, it is the intention of the persons named in the proxy to vote for the election of such other person as may be designated by the Board. The election of directors will be determined by a plurality of the votes cast.

Our executive officers and directors, and their ages, positions and offices with us are as follows:

Name	Age	Position and Offices with Surge
Ira Levy	55	Chief Executive Officer, Chief Financial Officer, President and Director
Steven J. Lubman	57	Vice President, Secretary and Director
Alan Plafker*(1)(2)(3)	53	Director
David Siegel	86	Director
Lawrence Chariton*(1)(2)(3)	54	Director
Gary Jacobs*(1)(2)(3)	54	Director

* Independent director
(1)	Member of Compensation Committee.

(2)	Member of Audit Committee

(3)	Member of Nominating and Corporate Governance Committee

The following is a brief summary of the background of each of our directors and executive officers. In addition, the following brief summary includes specific information about each director’s experience, qualifications, attributes or skills that led the board to the conclusion that the individual is qualified to serve on our board, in light of our business and structure. There are no family relationships among any of the directors or executive officers, other than David Siegel being the father-in-law of Ira Levy.

Ira Levy has served as our President, Chief Executive Officer and director since our inception in November 1981, and as Chief Financial Officer since March 2010. From  1976  to  1981, Mr. Levy was employed by  Capar  Components Corp., an importer  and  supplier  of  capacitor and  resistor products.

Steven J.  Lubman has served as our Vice President, Secretary and a director since our inception in November 1981.  From 1975 to 1981, Mr. Lubman was employed by Capar Components, Inc.

Alan Plafker has served as a director since June 2001. Since July 2000, Mr. Plafker has been the President and Chief Executive Officer of Member Brokerage Service LLC, a credit union service organization owned by Melrose Credit Union. Mr. Plafker has over 20 years of management experience in the insurance and credit union industries.

David Siegel has served as a director since 1983, and previously served as Chairman of the Board from 1983 to February 2000. Mr. Siegel also serves on the board of directors of Micronetics, Inc. (NASDAQ:NOIZ), a publicly traded company that manufactures microwave and radio frequency (RF) components.

Lawrence Chariton has served as a director since August 2001. For the last 31 years, Mr. Chariton has worked as a Sales Manager for Linda Shop, a retail jewelry business, and now does the same for Great American Jewelry, and is involved in charitable organizations benefiting the State of Israel. Mr. Chariton also is a director of New Island Hospital in Bethpage, Long Island. Mr. Chariton graduated from Hofstra University in 1979 with a Bachelor's Degree in accounting.

Gary M. Jacobs has served as a director since July 2003. He currently serves as a consultant to several companies, providing advisory services in the areas of turn-around and financial and operational efficiencies. Mr. Jacobs served as the Chief Financial Officer of Chem Rx from June 2008 until March 2011. From May 2005 to June 2008, Mr. Jacobs was the Chief Financial Officer and Chief Operating Officer of Gold Force International, Ltd., a supplier of gold, silver and pearl jewelry to U.S. retail chains, and Karat Platinum LLC, a developer of an alternative to platinum. From July 2003 to April 2005, Mr. Jacobs served as President of The Innovative Companies, LLC, a supplier of natural stone.  From October 2001 to February 2003, Mr. Jacobs served as Executive Vice President of Operations and Corporate Secretary of The Hain Celestial Group, Inc., a food and personal care products company. Mr. Jacobs also served as Executive Vice President of Finance, Chief Financial Officer and Treasurer of The Hain Celestial Group, Inc. from September 1998 to October 2001. Prior to that, Mr. Jacobs was the Chief Financial Officer of Graham Field Health Products, Inc., a manufacturing and distribution company. Mr. Jacobs served for 13 years as a member of the audit staff of Ernst & Young LLP, where he attained the position of senior manager.  He is a certified public accountant and holds a Bachelor’s of Business Administration in Accounting from Adelphi University.

We believe that each of our directors has the experience, qualifications, attributes and skills that enable them to make a positive contribution to our board for the following reasons:

Both Mr. Levy and Mr. Lubman have been in the electronic components business for over 30 years and have a vast knowledge of this business. Mr. Levy’s and Mr. Lubman’s experience in and knowledge of the electronics components business led to the conclusion that Mr. Levy and Mr. Lubman should serve on our board.

Alan Plafker has been an executive in the insurance industry for over 20 years and is knowledgeable in financial matters, including reviewing financial statements. Mr. Plafker’s experience in the insurance industry and knowledge of financial matters led to the conclusion that he should serve on our board.

David Siegel has served on the boards of other public companies and is very familiar with the required public filings that a public company must make and as a result he is able to easily communicate with the company’s advisors, including their attorneys. Mr. Siegel’s experience on the board of directors of other public companies and his ability to communicate with our advisers led to the conclusion that he should serve on our board.

Lawrence Chariton experience as a sales manager of a jewelry store gives him experience in running a small business like ours. Mr. Chariton’s experience running a small business led to the conclusion that he should serve on our board.

Gary Jacobs’s experience as a certified public accountant and Chief Financial Officer makes him extremely qualified to review and discuss our financial results and to make recommendations regarding our financial position. Mr. Jacobs’s experience as a certified public accountant and Chief Financial Officer led to the conclusion that he should serve on our board.

Transactions with Related Persons, Promoters and Certain Control Persons

The following is a description of transactions with our executive officers, directors or 5% stockholders during the past two years. We believe that all of the transactions described below were made on terms no less favorable to us than could have been obtained from unaffiliated third parties. All future related party transactions will be approved by our audit committee or a majority of our independent directors who do not have an interest in the transaction and who will have access, at our expense, to our independent legal counsel.

Surge and Challenge, each lease their current executive offices from, Great American Realty of Jefryn Blvd., LLC, an entity owned equally by Ira Levy, our Chief Executive Officer, President and Secretary and Steven Lubman, our vice president and one other individual who is not affiliated with us.   Our lease is through September 2020 and our annual minimum rent payments were approximately $215,000 and $156,000 for fiscal 2011 and 2010, respectively, which reflect market rates.

In May 2002, we and Ira Levy became sole owners of Surge Components, Limited (“Surge Limited”), a Hong Kong corporation. Under current Hong Kong law, Surge Limited is required to have at least two shareholders. We  own 999 shares of the outstanding common stock and Mr. Levy owns one share of the outstanding common stock. No payments have been made to Mr. Levy in connection with this share ownership. Mr. Levy has assigned his rights regarding his one share to us. Surge Limited started doing business in July 2002. During fiscal 2011 and fiscal 2010, Surge Limited’s revenues were $4,800,000 and $4,400,000 respectively.

Procedures for Review and Approval of Transactions with Related Persons

Pursuant to the Audit Committee Charter, the Audit Committee is responsible for reviewing and approving all related party transactions as defined under Item 404 of Regulation S-K, after reviewing each such transaction for potential conflicts of interests and other improprieties.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires our directors, executive officers and holders of more than 10% of our common stock to file with the SEC initial reports of ownership and reports of changes in the ownership of our common stock and other equity securities. Such persons are required to furnish us copies of all Section 16(a) filings.

Based solely upon a review of the copies of the forms furnished to us, we believe that our officers, directors and holders of more than 10% of our common stock complied with all applicable filing requirements during the fiscal year ended November 30, 2011.

Vote Required

Each nominee receiving a plurality of affirmative votes will be elected to the Board. You may withhold votes from any or all nominees.

Recommendation of the Board

The Board recommends a vote “FOR” the election of the nominees to the Board to serve until the 2015 Annual Meeting and until their successors are duly elected and qualify.

PROPOSAL NO. 2: RATIFICATION OF APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed Seligson & Giannattasio, LLP as our independent registered public accounting firm for the fiscal year ending November 30, 2012. Although this appointment does not require ratification, the Board has directed that the appointment of Seligson & Giannattasio, LLP be submitted to stockholders for ratification due to the significance of their appointment to us. If stockholders do not ratify the appointment of Seligson & Giannattasio, LLP, the Audit Committee will consider the appointment of another independent registered public accounting firm for the fiscal year ending November 30, 2013.

Seligson & Giannattasio, LLP served as our independent registered public accounting firm for the fiscal year ended November 30, 2011. A representative of Seligson & Giannattasio, LLP is expected to be present at the 2012 Annual Meeting.

Fees Billed by our Independent Registered Public Accounting Firm During Fiscal 2011 and 2010

The following table sets forth the aggregate fees billed to us for the fiscal years ended November 30, 2011 and 2010 by Seligson & Giannattasio, LLP:

	2011	2010
Audit Fees (1)	$99,000	$99,000
Tax Fees (2)	$8,000	$8,000

(1)
Audit Fees represent the aggregate fees for professional services for the audit of our annual financial statements and review of financial statements included in our quarterly reports on Form 10-Q or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years.

(2)	Tax fees represent the aggregate fees billed for tax compliance, tax advice, and tax planning.

Audit Committee Pre-Approval Policies and Procedures

Pursuant to its charter, the Audit Committee is responsible for the pre-approval of all audit and permissible non-audit services provided by our principal independent accountants on a case-by-case basis. Our Audit Committee has established a policy regarding approval of all audit and permissible non-audit services provided by our principal independent accountants. Our Audit Committee pre-approves these services by category and service. Our Audit Committee has preapproved all of the services provided by our principal independent accountants in 2012.

Vote Required

The affirmative vote of a majority of the votes cast on the matter is required to ratify the appointment of Seligson & Giannattasio, LLP as our independent registered public accounting firm for the fiscal year ending November 30, 2012. Abstentions will not affect the outcome of the vote on the proposal.

Recommendation of the Board

The Board recommends a vote “FOR” the ratification of the appointment of Seligson & Giannattasio, LLP as our independent registered public accounting firm for the fiscal year ending November 30, 2012.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the number of shares of our common stock beneficially owned on August 13, 2012 by:

•	each person or group who beneficially owns more than 5% of our common stock;

•	each of our directors and officers; and

•	all of our directors and officers as a group.

A person is deemed to be the beneficial owner of securities that can be acquired within sixty days from August 13, 2012, as a result of the exercise of options and warrants. Accordingly, common stock issuable upon exercise of options and warrants that are currently exercisable or exercisable within sixty days of August 13, 2012, have been included in the table with respect to the beneficial ownership of the person or entity owning the options and warrants, but not with respect to any other persons or entities.

The percentage of ownership for each holder is based on 9,114,625 shares of common stock outstanding on August 13, 2012, plus any presently exercisable stock options and warrants held by each such holder, and options and warrants held by each such holder that will become exercisable within sixty days after August 13, 2012.

Name and address of	Amount and Nature of Common Stock		Percentage of Common Stock Benefi-
Beneficial Owner (1)	Beneficially Owned		cally Owned (2)

Ira Levy	941,368	(3)	10.1%

Steven J. Lubman	800,000	(3)	8.5%

Lawrence Chariton	137,000	(4)	1.5%

Alan Plafker	27,000		*

David Siegel	92,000	(4)	1.0%

Gary Jacobs	87,000	(5)	*

All directors and executive officers as a group (6 persons)	2,084,368		22.4%

Michael Tofias
325 North End Avenue, Apt. 25B	1,781,676		19.5%
New York, NY 10282

* Less than 1%

(1) Except as otherwise indicated, the address of each beneficial owner is c/o Surge Components, Inc., 95 East Jefryn Boulevard, Deer Park, NY 11729.

(2) Applicable percentage ownership is based on 9,114,625 shares of common stock outstanding as of August 13, 2012, together with securities exercisable or convertible into shares of common stock within 60 days of August 13, 2012 for each stockholder.  Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities.  Shares of common stock that are currently exercisable or exercisable within 60 days of August 13, 2012 are deemed to be beneficially owned by the person holding such securities for the purpose of computing the percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

 (3) Includes 250,000 shares issuable upon exercise of options with an exercise price of $0.25, because the options are exercisable within 60 days.

(4) Includes 25,000 shares issuable upon exercise of options with an exercise price of $0.25, because the options are exercisable within 60 days.

(5) Includes (i) 25,000 shares issuable upon exercise of options with an exercise price of $0.25, because the options are exercisable within 60 days, and (ii) 50,000 shares issuable upon exercise of options with an exercise price of $0.51, because the options are exercisable within 60 days.

The following table sets forth as of August 13, 2012, the number of shares of Series C Preferred Stock held of record or beneficially (i) by each person who held of record, or was known by us to own beneficially, more than five percent of the outstanding shares of common stock, (ii) by each director and (iii) by all officers and directors as a group:

Name of beneficial holder	Number of shares	% Beneficially Owned
All directors and officers as a group	0	0
Gabriel Cerrone	10,000	30.58%
Stonehenge Asset Fund, LLC (1)	7,500	22.94%
Glenn Chwatt	3,000	9.17%
Summit Capital Associates (1)	2,000	6.12%

(1) The stockholder has no affiliation with us. We have requested information from the stockholder regarding the natural person who has voting and dispositive power over the shares held by the stockholder, and has been unable to obtain such information because the Series C Preferred Stockholders have not responded to our request for information

As of August 13, 2012, there are 23,700 shares of Series C Preferred Stock issued and outstanding.

CORPORATE GOVERNANCE

Director Independence

The Board has determined that each of Messrs. Chariton, Plafker and Jacobs qualify as “independent” under the listing standards of the Nasdaq Capital Market as well as Rule 10A-3 promulgated under the Securities Exchange Act of 1934, as amended, or the Exchange Act.

Board and Committee Meetings

During the fiscal year ended November 30, 2011, the Board held six meetings.  Each of the directors attended at least 75% of the aggregate of (i) the total number of meetings of the Board (held during the period for which he served as a director), and (ii) the total number of meetings held by all committees of the Board on which he served (during the periods that he served on such committees).  We have no written policy regarding director attendance at annual meetings of stockholders.

In April 2012, the Board approved the formation of the following committees: the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. Accordingly, there were no committee meetings during the fiscal year ended November 30, 2011.

Board Committees

The composition and responsibilities of each of the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee are described below. Members will serve on these committees until their resignation or until otherwise determined by the Board. Each committee operates under a charter that has been approved by the board of directors, and which is available on our website at http://www.surgecomponents.com.

Audit Committee

Our Audit Committee is comprised of Messrs. Chariton, Plafker and Jacobs, each of whom is an independent director of the Board. Mr. Jacobs serves as chairman of the Audit Committee. Our board of directors has determined that Mr. Jacobs is an “audit committee financial expert” as defined in Item 407(d)(5)(ii) of Regulation S-K.

The Audit Committee is authorized to:

•	approve and retain the independent auditors to conduct the annual audit of our books and records;

•	review the proposed scope and results of the audit;

•	review and pre-approve the independent auditor’s audit and non-audit services rendered;

•	approve the audit fees to be paid;

•	review accounting and financial controls with the independent auditors and our financial and accounting staff;

•	review and approve transactions between us and our directors, officers and affiliates;

•	recognize and prevent prohibited non-audit services;

•	establish procedures for complaints received by us regarding accounting matters;

•	oversee internal audit functions;

•	prepare the report of the Audit Committee that SEC rules require to be included in our annual meeting proxy statement.

Compensation Committee

Our Compensation Committee is comprised of Messrs. Chariton, Plafker and Jacobs, each of whom is an independent director. Mr. Jacobs serves as chairman of the Compensation Committee.

The Compensation Committee is authorized to:

•	review and recommend the compensation arrangements for management, including the compensation for our chief executive officer;

•	establish and review general compensation policies with the objective of attracting and retaining superior talent, rewarding individual performance and achieving our financial goals;

•	administer our stock incentive plans; and

•	prepare the report of the Compensation Committee that SEC rules require to be included in our annual meeting proxy statement.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee is comprised of Messrs. Chariton, Plafker and Jacobs, each of whom is an independent director. Mr. Jacobs serves as chairman of the Nominating and Corporate Governance Committee.

The Nominating and Corporate Governance Committee is authorized to:

•	identify and nominate members of the board of directors;

•	oversee the evaluation of the board of directors and management;

•	develop and recommend corporate governance guidelines to the board of directors;

•	evaluate the performance of the members of the board of directors;

•	make recommendations to the board of directors as to the structure, composition and functioning of the board of directors and its committees.

Director Nominations

In evaluating and determining whether to nominate a candidate for a position on the Board, the Nominating and Corporate Governance Committee utilizes a variety of methods and considers criteria such as high professional ethics and values, experience on the policy-making level in business or medical research/practice experience relevant to our product candidates and a commitment to enhancing stockholder value. Candidates may be brought to the attention of the Nominating and Corporate Governance Committee by current Board members, stockholders, officers or other persons. The Nominating and Corporate Governance Committee will review all candidates in the same manner regardless of the source of the recommendation.

We have no formal policy regarding board diversity. Our Nominating and Corporate Governance Committee and board of directors may therefore consider a broad range of factors relating to the qualifications and background of nominees, which may include diversity, which is not only limited to race, gender or national origin. Our Nominating and Corporate Governance Committee’s and board of directors’ priority in selecting board members is identification of persons who will further the interests of our stockholders through his or her established record of professional accomplishment, the ability to contribute positively to the collaborative culture among board members and professional and personal experiences and expertise relevant to our growth strategy.

The Nominating and Corporate Governance Committee also considers stockholder recommendations for director nominees that are properly received in accordance with our By-Laws and applicable rules and regulations of the SEC. In order to validly nominate a candidate for election or reelection as a director, stockholders must give timely notice of such nomination in writing to our Corporate Secretary and include, as to each person whom the stockholder proposes to nominate, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act, and the rules and regulations thereunder (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected). For more information on director candidate nominations by stockholders, see “Stockholder Proposals” herein.

Board Leadership Structure, Executive Sessions of Non-Management Directors

Although we have not adopted a formal policy on whether the Chairman and Chief Executive Officer positions should be separate or combined, we have traditionally determined that it is in our best interests and in the best interests of our shareholders to combine these roles.  Mr. Levy has served as our Chairman since November 1981. Due to our small size and early stage position, we believe it is currently most effective to have the Chairman and Chief Executive Officer positions combined.

Board Role in Risk Oversight

Our board of directors is primarily responsible for overseeing our risk management processes on behalf of our board of directors.  The board of directors receives and reviews periodic reports from management, auditors, legal counsel, and others, as considered appropriate regarding our assessment of risks. The board of directors focuses on the most significant risks facing us and our general risk management strategy, and also ensures that risks undertaken by management are consistent with the board’s appetite for risk. While the board oversees our risk management, management is responsible for day-to-day risk management processes. We believe this division of responsibilities is the most effective approach for addressing the risks facing us and that our board leadership structure supports this approach.

Code of Ethics

We have adopted a code of ethics that applies to our officers, directors and employees. A copy of the code of ethics is accessible on our website at http://www.surgecomponents.com. Additional copies of the code of ethics may be obtained without charge, from us by writing or calling: 95 East Jefryn Blvd., Deer Park, New York 11729, Attention: Corporate Secretary, Telephone: (631) 595-1818.

Stockholder Communications with the Board

Stockholders who wish to do so may communicate directly with the Board or specified individual directors by writing to:

Board of Directors (or name of individual director)
c/o Corporate Secretary
Surge Components, Inc.
95 East Jefryn Blvd.
Deer Park, New York 11729

We will forward all communications from security holders and interested parties to the full Board, to non-management directors, to an individual director or to the chairperson of the Board committee that is most closely related to the subject matter of the communication, except for the following types of communications: (i) communications that advocate that we engage in illegal activity; (ii) communications that, under community standards, contain offensive or abusive content; (iii) communications that have no relevance to our business or operations; and (iv) mass mailings, solicitations and advertisements. The Corporate Secretary will determine when a communication is not to be forwarded. Our acceptance and forwarding of communications to directors does not imply that directors owe or assume any fiduciary duties to persons submitting the communications.

Additionally, the Audit Committee has established procedures for the receipt, retention and confidential treatment of complaints received by Surge regarding accounting, internal accounting controls or auditing matters, including procedures for confidential, anonymous submissions by employees with respect to such matters. Employees and stockholders may raise a question or concern to the Audit Committee regarding accounting, internal accounting controls or auditing matters by writing to:

Chairman, Audit Committee
c/o Corporate Secretary
Surge Components, Inc.
95 East Jefryn Blvd.
Deer Park, New York 11729

AUDIT COMMITTEE REPORT

The Audit Committee has reviewed and discussed our financial statements for the fiscal year ended November 30, 2011 with both management and Seligson & Giannattasio, LLP, our independent registered public accounting firm. In its discussion, management has represented to the Audit Committee that our financial statements for the fiscal year ended November 30, 2011 were prepared in accordance with generally accepted accounting principles.

The Audit Committee meets with our independent registered public accounting firm, with and without management present, to discuss the results of their annual audit and quarterly reviews, our internal controls and the overall quality of our financial reporting. The Audit Committee has discussed with our independent registered public accounting firm the matters required to be discussed by the statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T.

The Audit Committee has received the written disclosures and the letter from our independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has considered and discussed with Seligson & Giannattasio, LLP, such firm’s independence and the compatibility of the non-audit services provided by the firm with its independence.

Based on the Audit Committee’s review of the audited financial statements and the various discussions noted above, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended November 30, 2011.

AUDIT COMMITTEE

Gary Jacobs (Chairman)

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth information regarding compensation paid to our principal executive officer and any other executive officer whose total annual salary and bonus for the years ended November 30, 2011and November 30, 2010 exceeded $100,000

				Option
Name and Position	Year	Salary	Bonus	Awards($)		Total

Ira Levy	2011	$225,000	$200,000			$425,000
President CEO and CFO	2010	$225,000	$187,011	11,010	(1)	$423,021

Steven J. Lubman	2011	$225,000	$200,000			$425,000
Vice President and Secretary	2010	$225,000	$187,000	11,010	(1)	$423,021

(1)
Represents 250,000 options with an exercise price of $0.25 issued on May 6, 2010. The options vest one year after issuance and expire in May 2015. Please see Note F (3) to the financial statements in our 2011 Annual Report.

Employment Agreements

We have entered into employment agreements (the “Levy Agreement” and the “Lubman Agreement”, individually, and collectively, the “Employment Agreements”) with Ira Levy and Steven Lubman (the “Executives”), respectively, with terms through July 30, 2012 (renewable on each July 30th for an additional one year period), which provides the Executives with a base salary of $225,000 (“Base Salary”).

Our compensation committee may award Messrs. Levy and Lubman with bonuses.   Pursuant to the employment agreements, Messrs. Levy and Lubman are prohibited from engaging in activities which are competitive with us during the employment and for one year following termination.   The agreements further provide that in the event of a change of control, as defined, or a change in ownership of at least 25% of our issued and outstanding stock, and such issuance was not approved by either officer, or if they are not elected to our board of directors and/or are not elected as an officer, then such officer may elect to terminate his employment agreement. If he elects to terminate the agreement, he will receive 2.99 times his annual compensation (or such other amount then permitted under the Internal Revenue Code without an excess penalty), in addition to the remainder of his compensation under his existing employment agreement.  In addition, if we make or receive a “firm commitment” for a public offering of common stock, each officer will receive a warrant to purchase, at a nominal value, up to 9.5% of our common stock, provided they do not voluntarily terminate employment.

 The Employment Agreements provide for the following payments upon each of the following circumstances in which the Executives’ employment could end:

(a)
Payment upon termination due to disability – if either of the Employment Agreements is terminated by us by reason of any physical or mental illness so that the Executives are unable to perform the services required by them pursuant to the Employment Agreements for a continuous period of 4 months, or for an aggregate of 6 months during any consecutive 12 month period, then we shall pay to the Executives his Base Salary then in effect along with all other fringe benefits for a period of 1 year following the date of such termination.

(b)
 Payment upon termination due to death – if either of the Employment Agreements is automatically terminated upon the death of the Executives, we shall pay to the Executive’s estate his Base Salary then in effect for a period of 1 year following the date of such termination.

(c)
Payment upon termination for “cause” – we are not obligated to make any further payments to the Executives upon their termination for “cause.” The term “cause” means any event that the Executives are guilty of (i) reckless disregard to perform his duties as set forth in each Executive’s respective Agreement, (ii) willful malfeasance, or (iii) any act of dishonesty by the Executives with respect to us.

(d) Payment upon termination without “cause” –
(i)
if we terminate the Levy Agreement without cause, then we (i) are obligated to pay Mr. Levy any and all Base Salary and bonus amounts payable to Mr. Levy for the remainder of the term, and (ii) shall continue for the remainder of the term to permit Mr. Levy to receive or participate in all fringe benefits available to him pursuant to the Levy Agreement; provided, however, that any fringe benefits which Mr. Levy receives will be reduced by any payments or fringe benefits Mr. Levy receives during the remainder of the term from any other source of employment which is unaffiliated with us.

(ii)
If we terminate the Lubman Agreement without cause, we (i) are obligated to pay Mr. Lubman any and all Base Salary and bonus amounts payable to Mr. Lubman for the remainder of the term,   and (ii) permit him to receive or participate in all fringe benefits available to him pursuant to the Lubman Agreement; provided, however, that any fringe benefits which Mr. Lubman receives will be reduced by any payments or fringe benefits Mr. Lubman receives during the remainder of the term from any other source of employment which is unaffiliated us.

(e)
Payment upon a “change of control” - if either of the Executives elects to terminate his employment in the event of a change of control, we shall pay the Executives, in addition to the remainder of their annual compensation, a “parachute payment” as said term is defined in Section 280G of the Internal Revenue Code of 1986, as amended (the “ Code ”) in an amount equal to 2.99 times the respective Executive’s annual compensation, including the Base Salary, bonus compensation and other remuneration and fringe benefits, if any. A “change in control” occurs when the Executives are not elected to our board of directors, and/or is not elected as an officer and/or there has been a change in the ownership following our 1996 public offering of at least 25% of our issued and outstanding stock, and such issuance was not approved by the Executives.  No change in control, as defined in the Employment Agreements, has occurred.

Director Compensation

The following table summarizes the compensation for our non-employee board of directors for the fiscal year ended November 30, 2011. All compensation paid to our employee directors is included under the summary compensation table above.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	All Other Compensation ($)	Total ($)
Alan Plafker	2,400	-	-	-	2,400
David Siegel	2,400	-	-	-	2,400
Lawrence Chariton	2,400	-	-	-	2,400
Gary Jacobs	2,400	-	-	-	2,400

Outstanding Equity Awards at November 30, 2011

Name	Number of securities underlying options (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that have not Vested (#)	Market Value of Shares of Units of Stock that Have not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that have not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or other Rights that have not Vested ($)
Ira Levy	-	250,000	(1)	-	0.25	May 2015	-	-	-	-
Steven Lubman	-	250,000	(1)	-	0.25	May 2015	-	-	-	-

(1)	The options were issued on May 6, 2010 and vest one year after issuance.

STOCKHOLDER PROPOSALS

Stockholder proposals, including Director nominations, intended for inclusion in our proxy statement for our 2013 Annual Meeting (expected to be held on or about September 13, 2013) pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 must be submitted to us or before April 25, 2013 so that they may be considered by us for inclusion in its proxy statement relating to that meeting.

PROXY SOLICITATION

The solicitation of proxies is made on behalf of the Board and we will bear the cost of soliciting proxies. The transfer agent and registrar for our common stock, Continental Stock Transfer & Trust Company, as a part of its regular services and for no additional compensation other than reimbursement for out-of-pocket expenses, has been engaged to assist in the proxy solicitation. Proxies may be solicited through the mail and through telephonic or telegraphic communications to, or by meetings with, stockholders or their representatives by our directors, officers and other employees who will receive no additional compensation therefor.

We request persons such as brokers, nominees and fiduciaries holding stock in their names for others, or holding stock for others who have the right to give voting instructions, to forward proxy material to their principals and to request authority for the execution of the proxy. We will reimburse such persons for their reasonable expenses.

ANNUAL REPORT

The 2011 Annual Report is being sent with this Proxy Statement to each stockholder and is available at the Investor Relations portion of our website as well as on the SEC’s website at www.sec.gov. The 2011 Annual Report contains our audited financial statements for the fiscal year ended November 30, 2011. The 2011 Annual Report, however, is not to be regarded as part of the proxy soliciting material.

DELIVERY OF PROXY MATERIALS TO HOUSEHOLDS

Only one copy of this Proxy Statement and one copy of our 2011 Annual Report are being delivered to multiple registered stockholders who share an address unless we have received contrary instructions from one or more of the stockholders. A separate form of proxy and a separate notice of the Annual Meeting are being included for each account at the shared address.

Registered stockholders who share an address and would like to receive a separate copy of our 2011 Annual Report and/or a separate copy of this Proxy Statement, or have questions regarding the householding process, may contact our transfer agent: Continental Stock Transfer & Trust Company, by calling (212) 509-4000, or by forwarding a written request addressed to Continental Stock Transfer & Trust Company, 17 Battery Place, 8th Floor, New York, NY 10004. Promptly upon request, a separate copy of our 2011 Annual Report on Form 10-K and/or a separate copy of this Proxy Statement will be sent. By contacting Continental Stock Transfer & Trust Company, LLC, registered stockholders sharing an address can also (i) notify us that the registered stockholders wish to receive separate annual reports to stockholders, proxy statements and/or Notices of Internet Availability of Proxy Materials, as applicable, in the future or (ii) request delivery of a single copy of annual reports to stockholders, proxy statements and/or Notices of Internet Availability of Proxy Materials, as applicable, in the future if registered stockholders at the shared address are receiving multiple copies.

Many brokers, brokerage firms, broker/dealers, banks and other holders of record have also instituted “householding” (delivery of one copy of materials to multiple stockholders who share an address). If your family has one or more “street name” accounts under which you beneficially own shares of common stock of Surge, you may have received householding information from your broker, brokerage firm, broker/dealer, bank or other nominee in the past. Please contact the holder of record directly if you have questions, require additional copies of this Proxy Statement or our 2011 Annual Report or wish to revoke your decision to household and thereby receive multiple copies. You should also contact the holder of record if you wish to institute householding.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement and the Annual Report are available at the Investor Relations portion of our website at http://www.surgecomponents.com.

SURGE COMPONENTS, INC.
Annual Meeting of Stockholders
September 13, 2012 10:00 AM

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
OF SURGE COMPONENTS, INC.

The undersigned stockholder of Surge Components, Inc., a Nevada corporation (the “Company”), hereby appoints Ira Levy and Steven Lubman, and each of them, each with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, all of the shares of common stock of the Company which the undersigned is entitled to vote, on all matters that may properly come before the Annual Meeting of Stockholders of the Company to be held September 13, 2012, at the offices of the Company located at 95 E. Jefryn Blvd., Deer Park, NY 11729, and at any adjournment or postponement thereof. The undersigned stockholder hereby revokes any proxy or proxies heretofore given by the undersigned for the Annual Meeting.

THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HERERIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE BUT THE CARD IS SIGNED, THIS PROXY CARD WILL BE VOTED “FOR” THE ELECTION OF ALL NOMINEES UNDER PROPOSAL 1, “FOR” PROPOSAL 2, AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

Continued and to be signed on reverse side

SURGE COMPONENTS, INC.
95 EAST JEFRYN BLVD.
DEER PARK, NEW YORK 11729

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Continental Stock Transfer, 17 Battery Place - 8th floor, New York, NY 10004, Attention: Proxy Department.

VOTE BY E-MAIL
Mark, sign and date your proxy card and send it to proxy@continentalstock.com.

VOTE BY FAX
Mark, sign and date your proxy card and fax it to (212) 509-5152.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
									Please mark your votes like this	☒
To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote FOR Proposals 1 and 2:				For All	Withhold All	For All Except

1.	Election of Directors
	Nominees			☐	☐	☐

01	Alan Plafker	02	David Siegel
								For	Against	Abstain
2.	To ratify the appointment of Seligson & Giannattasio, LLP as our independent registered public accounting firm for the fiscal year ending November 30, 2012.							☐	☐	☐
NOTE: The proxies are authorized to vote on all such matters as may properly come before the meeting or any adjournment thereof.
Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature							Date

Signature (Joint Owners)							Date